HENG FAI CHINA INDUSTRIES, INC.
                             650 West Georgia Street
                                 P.O. Box 11586
                         Vancouver, B.C. Canada V6B 4N8

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 1997

To the Stockholders of Heng Fai China Industries, Inc.:

     You are cordially invited to attend the Annual Meeting of Stockholders of Heng Fai China Industries, Inc. ("Company"), a Delaware corporation, to be held at the Dumont Plaza Hotel, 150 East 34th Street, New York, New York 10016, on Friday, May 23, 1997, at 10:30 a.m. local time, for the following purposes:

     1. To elect three members to the Board of Directors of the Company to serve until their respective successors are elected and qualified;

     2.   To approve an amendment to the Company's  Certificate of Incorporation
          (i) increasing the authorized number of preferred stock; and (ii) decreasing the par value of the Company's preferred stock;

     3.   To ratify and approve the Company's 1997 Stock Option Plan;

     4. To ratify and approve the issuance of the Company's Common Stock to certain officers and directors of the Company;

     5. To ratify the selection by the Company of Deloitte Touche Tohmatsu International, independent public accountants, to audit the financial statements of the Company for the year ending December 31, 1997; and

     6. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 22, 1997 (the "Record Date"), are entitled to notice of and to vote at the meeting.

     A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

                                           By Order of the Board
                                           of Directors

                                           /s/ Robert H. Trapp
                                           Robert H. Trapp, Secretary

Dated: April 22, 1997

PROXY STATEMENT

                         HENG FAI CHINA INDUSTRIES, INC.
                             650 West Georgia Street
                                 P.O. Box 11586
                         Vancouver, B.C. Canada V6B 4N8

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting ("Annual Meeting") of stockholders of Heng Fai China Industries, Inc. ("Company"), to be held on Friday, May 23, 1997, and at any adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company ("Board of Directors" or "Board") and is revocable by the stockholder by notifying the Company's secretary at any time before it is voted, or by voting in person at the Annual Meeting. This proxy statement and accompanying proxy will be distributed to stockholders beginning on or about May 1, 1997. The principal executive offices of the Company are located at 650 West Georgia Street, P.O. Box 11586, Vancouver, B.C. Canada V6B 4N8, telephone (604) 685-8318.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only stockholders of record at the close of business on April 22, 1997, are entitled to receive notice of, and vote at the Annual Meeting. As of April 22, 1997, the number and class of stock outstanding and entitled to vote at the meeting was 13,686,814 shares of common stock, par value $.01 per share ("Common Stock"). Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

     The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal Nos. 2, 3, 4 and 5. A quorum is representation in person or by proxy at the Annual Meeting of a majority of the outstanding shares of the Company.

                            PROPOSALS TO SHAREHOLDERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Each nominee to the Board of Directors will serve until the next Annual Meeting of stockholders, or until his earlier resignation, removal from office, death or incapacity.

     Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Fai H. Chan, Robert H. Trapp and Ronald M. Lau. Information is furnished below with respect to all nominees.

     The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to the Company by the respective nominees:

     FAI H. CHAN has been the president and a director of the Company since June 1994 and has served as the Company's chief executive officer since June 1995. Since January 1995, Mr. Chan has been an executive director and director of Hua Jian International Finance Company Limited (a member of China Huaneng Holdings). Since June 1993, Mr. Chan has been a director of Inter-Asia Equities, Inc., a Canadian company. Since September 1992, Mr. Chan has also been an executive director and director of Heng Fung Holdings Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Since March 1988, Mr. Chan has been the chairman of the board of directors of American Pacific Bank, a bank in Oregon, and between April 1991 and April 1993, he was the chief executive officer of such bank.

     ROBERT H. TRAPP has been has been the secretary, treasurer and director of the Company since June 1994. Since May 1995, Mr. Trapp has been a director of Heng Fung Holding Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Mr. Trapp has since April 1994, been the corporate secretary and since February 1995 has been a director of Inter-Asia Equities, Inc., a Canadian company. Since July 1991, he has also been the Canadian operational manager for Pacific Concord Holding (Canada) Ltd., responsible for management, marketing and financial reporting operations of such company to Pacific Concord Holding Ltd. of Hong Kong. Between March and June 1991, Mr. Trapp was a securities trainee at Pacific International Securities in Vancouver, B.C., Canada. Between September 1985 and June 1989, Mr. Trapp served as an executive officer and a director of Inter-Asia Equities, Inc.

     RONALD M. LAU has been a director of the Company since July 1995. Since June 1995, Mr. Lau has been the financial controller of Heng Fung Holdings Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Prior thereto, from August 1991 until October 1994, Mr. Lau worked as an auditor at Deloitte Touche Tohmatsu in Hong Kong.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL THREE OF THE ABOVE-NAMED NOMINEE DIRECTORS OF THE COMPANY.

                                   MANAGEMENT

     The current executive officers and directors of the Company are set forth below:

     Name                Age        Position
     ----                ---        --------

Fai H. Chan              51         President, Chief Executive Officer, Director

Robert H. Trapp          41         Secretary, Treasurer and Director

Ronald M. Lau            27         Director

     FAI H. CHAN has been the president and a director of the Company since June 1994 and has served as the Company's chief executive officer since June 1995. Since January 1995, Mr. Chan has been an executive director and director of Hua Jian International Finance Company Limited (a member of China Huaneng Holdings). Since June 1993, Mr. Chan has been a director of Inter-Asia Equities, Inc., a Canadian company. Since September 1992, Mr. Chan has also been an executive director and director of Heng Fung Holdings Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Since March 1988, Mr. Chan has been the chairman of the board of directors of American Pacific Bank, a bank in Oregon, and between April 1991 and April 1993, he was the chief executive officer of such bank.

     ROBERT H. TRAPP has been has been the secretary, treasurer and director of the Company since June 1994. Since May 1995, Mr. Trapp has been a director of Heng Fung Holding Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Mr. Trapp has since April 1994, been the corporate secretary and since February 1995 has been a director of Inter-Asia Equities, Inc., a Canadian company. Since July 1991, he has also been the Canadian operational manager for Pacific Concord Holding (Canada) Ltd., responsible for management, marketing and financial reporting operations of such company to Pacific Concord Holding Ltd. of Hong Kong. Between March and June 1991, Mr. Trapp was a securities trainee at Pacific International Securities in Vancouver, B.C., Canada. Between September 1985 and June 1989, Mr. Trapp served as an executive officer and a director of Inter-Asia Equities, Inc.

     RONALD M. LAU has been a director of the Company since July 1995. Since June 1995, Mr. Lau has been the financial controller of Heng Fung Holdings Co., Ltd., a public company in Hong Kong which is listed on the Hong Kong Stock Exchange. Prior thereto, from August 1991 until October 1994, Mr. Lau worked as an auditor at Deloitte Touche Tohmatsu in Hong Kong.

                      INFORMATION CONCERNING BOARD MEETINGS

     The Company's Board of Directors met twice during the fiscal year ended December 31, 1996. All of the incumbent directors attended all of the meetings.

                 INFORMATION CONCERNING COMMITTEES OF THE BOARD

     The Board of Directors has not established any committees.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     During the period ended December 31, 1996, Heng Fai Management, Inc., a wholly owned subsidiary of the Company, paid $500,000 in consulting and management fees to Tight Hold Investment Limited, a company wholly owned by Fai
H. Chan, the Company's chief executive officer. No other officers and directors of the Company earned in excess of $100,000 during the fiscal year ended December 31, 1996.

Option/SAR Grants in Last Fiscal Year

     There were no options granted during the fiscal year ended December 31, 1996.

Aggregate   Option/SAR  Exercises  in  Last  Fiscal  Year  and  Fiscal  Year-End
Options/SAR Values

     No options were exercised during the fiscal year ended December 31, 1995 and there are no unexercised options as of the fiscal year ended December 31, 1996.

Employment Agreements

     The Company entered into an employment agreement with Tight Hold Investment Limited ("Tight Hold"), a company wholly owned by Fai H. Chan, president and chief executive officer of the Compay. The duration of said agreement is ten years commencing November 1, 1996. The Company shall pay compensation of $500,000 per year at a rate of $41,667.67 per month. If the Company meets certain milestones during the term of the agreement, additional compensation will be paid to Tight Hold.

Compensation of Directors

     Directors do not receive compensation for attendance at meetings of the Board of Directors. All directors are entitled to reimbursement of reasonable travel and lodging expenses related to attending meetings of the Board of Directors.

Stock Option Plans

     As of December 31, 1997, the Company's Board of Directors had not approved any stock option plans.

                                PERFORMANCE GRAPH

                            TOTAL SHAREHOLDER RETURNS
                             (Dividends Reinvested)

                                              ANNUAL RETURN PERCENTAGE
                                                    Years Ending
Company\Index Name                  Dec 92   Dec 93    Dec 94   Dec 95   Dec 96
================================================================================
HENG FAI CHINA INDS INC             293.75    49.21    -20.21   225.00   -89.43
S&P MIDCAP 400 INDEX                 11.91    13.95     -3.58    30.94    19.20
CONSTRUCTION(CEMNT&AGG)-MID          -9.99    32.27    -28.21    13.92    14.49

                                                   INDEXED RETURNS
                                                    Years Ending
                               Base
                              Period
Company/Index Name            Dec 91  Dec 92   Dec 93  Dec 94   Dec 95   Dec 96
================================================================================
HENG FAI CHINA INDS INC        100    393.75   587.51  468.78   1523.53  161.03
S&P MIDCAP 400 INDEX           100    111.91   127.53  122.96    161.00  191.91
CONSTRUCTION(CEMNT&AGG)-MID    100     90.01   119.06   85.47     97.37  111.49

                           TOTAL SHAREHOLDERS RETURNS

     [THE FOLLOWING TABLE REPRESENTS A LINE CHART IN THE PRINTED MATERIAL]

                               Base
                              Period
Company/Index Name            Dec 91  Dec 92   Dec 93  Dec 94   Dec 95   Dec 96
================================================================================
HENG FAI CHINA INDS INC        100    393.75   587.51  468.78   1523.53  161.03
S&P MIDCAP 400 INDEX           100    111.91   127.53  122.96    161.00  191.91
CONSTRUCTION(CEMNT&AGG)-MID    100     90.01   119.06   85.47     97.37  111.49

                    Security Ownership of Certain Beneficial
                              Owners and Management

     The following table sets forth, as of April 7, 1997, the record and beneficial ownership of Common Stock of the Company by each officer and director, all officers and directors as a group, and each person known to the Company to own beneficially or of record five percent or more of the outstanding shares of the Company:

                                    Shares
Officers, Directors and             Beneficially         Percent of Shares
Principal Stockholders              Owned(1)             Beneficially Owned
----------------------              ------------         ------------------

Fai H. Chan                         6,072,886(2)                43.4%

Robert H. Trapp                       100,000                     *

Ronald M. Lau                         100,000                     *

Ebly Profit Limited                 2,000,000                   14.6%
24 Raffles Place
18-01/03 Clifford Center
Singapore

All directors,                      6,272,886                   48.8%
executive officers
as a group (3 persons)

----------
*Less than 1%

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire such shares within 60 days of April 7, 1997. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

(2) Includes (i) 3,300,000 shares of Common Stock owned of record directly by Mr. Chan; (ii) 37,500 shares of Common Stock and 37,500 shares of Common Stock underlying Warrants owned of record by Inter-Asia Equities, Inc. ("Inter-Asia"); and (iii) 258,943 shares of Common Stock and 258,943 shares of Common Stock underlying Warrants owned by the Excess Pension Fund, Inc. (the "Fund"). Mr. Chan is an officer, director and stockholder of Inter-Asia and a beneficial owner of the Fund. Also includes 2,180,000 shares of Common Stock owned of record by Mr. Chan's wife, Keow Y. Chan. Mr. Chan disclaims beneficial ownership of such shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company maintains deposits in accounts at American Pacific Bank. Fai H. Chan (an officer, director and stockholder of the Company) is an officer of such bank.

     The Company owns  7,492,000  shares of common  stock of Heng Fung  Holdings
Company  Limited.   Messrs.  Chan,  Trapp  and  Lau  (officers,   directors  and
stockholders of the Company) are directors of such company.

        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

     Based solely upon review of Forms 3, 4 and 5 furnished to the Company pursuant to Rule 16a-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), it is the Company's belief that any such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors and stockholders required to file the same.

                                 PROPOSAL NO. 2

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

Background

     The Company's Board of Directors has unanimously authorized, and recommends that the shareholders consent to the filing of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of preferred stock, and decreasing the par value of the preferred stock. The Board has approved (i) increasing the number of authorized shares of the Company's preferred stock from 500,000 shares to 25,000,000 shares; and (ii) decreasing the par value of the preferred stock from $10.00 to $5.00 ("Preferred Stock"). The terms, preferences, conditions, voting rights, classes, conversion rights and designations of the Preferred Stock are to be made in the sole discretion of the Board. A copy of the amendment to the Company's Certificate of Incorporation implementing such increases is annexed hereto as Exhibit "A". The authorized capital stock of the Company currently consists of 30,500,000 shares, 30,000,000 of which have been designated as Common Stock, $.01 par value and 500,000 of which have been designated as preferred stock, $10 par value. As of April 7, 1997, 13,686,814 shares of Common Stock and 379,520 shares of preferred stock were outstanding.

Reasons for the Increases

     The Company presently does not believe that it has sufficient shares of available Preferred Stock necessary to (i) consummate planned acquisitions of additional businesses; (ii) allow for future acquisitions; and (iii) raise additional capital. The Company also believes that by decreasing the par value of the Preferred Stock, the Company will not incur substantial Delaware franchise taxes.

     The Company believes that it is in its best interest to have sufficient additional shares of its Preferred Stock available in order to meet future financing needs, participate in potential future acquisition opportunities, as well as for other corporate purposes. By having sufficient number of shares of Preferred Stock authorized, the terms of which the Company's Board would be in a position to designate, the Board believes that the Company will be able to quickly participate in certain transactions which would be unavailable to the Company if the Company had to first obtain the approval of its shareholders to increase the Company's capital structure. Furthermore, the Board believes that its ability to designate and issue additional shares of Preferred Stock may allow the Company to participate in private or public offerings of its
securities  at  times  when  general  economic  and  financing   conditions  are
favorable. Proceeds of any such offerings could be used to participate in further investment or acquisition opportunities or other transactions which the Company's Board believes will benefit the Company's shareholders.

     Upon approval by the shareholders of this proposal, the Board of Directors would be empowered to issue approximately 17,000,000 shares of Common Stock and 24,500,000 shares of Preferred Stock at such times, to such persons, and for such consideration as the Board of Directors may determine to be in the best interest of the Company. Future issuance of shares by the Board could result in significant dilution to existing shareholders. No further authorization from shareholders would be necessary prior to the issuance of any shares of Common Stock or Preferred Stock, unless applicable laws and regulations or the rules of any securities exchange association on which the Company's securities may then be listed or quoted shall require such approval. The Board of Directors would also be authorized to divide shares of Preferred Stock into classes or series within any class or classes and to determine the designation and number of shares of any such class in a relative rights, preferences and limitations of the shares of any class or series.

     The Board's ability to designate the voting and other rights with respect to the Preferred Stock may frustrate persons or entities seeking to gain control of the Company. Potentially, a series of stock could be issued to create voting impediments or otherwise frustrate persons or entities seeking to effect a merger or otherwise to gain control of the Company. Also, a series of Preferred Stock could be privately placed with purchasers who may side with the existing management of the Company and imposing a hostile tender offer or other change of control. Issuance of series of Preferred Stock as an anti-takeover device may preclude stockholders from taking advantage of the situation which may be favorable to their interests. In the event of any issuance of such a series of Preferred Stock, the voting rights, if any, to be accorded to the holders of such stock will be determined by the Board at the time of issuance.

No Right of Appraisal

     Under the General Corporation Law of the State of Delaware, the proposal to increase the number of authorized shares of Preferred Stock of the Company and decreasing the par value of the Preferred Stock does not require the Company to provide dissenting shareholders with the right of appraisal and the Company will not provide shareholders with such right.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 3

                          RATIFICATION OF THE COMPANY'S
                             1997 STOCK OPTION PLAN

General

     On April 21, 1996, the Board of Directors ("Board" or "Board of Directors") of the Company approved the 1997 Stock Option Plan ("Plan"), a copy of which plan is annexed as Exhibit B to this Proxy Statement. The Plan is intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Approval of the Plan is subject to the ratification by the shareholders at the Annual Meeting. The Plan provides for the issuance of up to 2,000,000 employee stock options ("Stock Options" or "Options") over a 10 year period commencing on the date the Plan is ratified by the Company's shareholders.

     The class of employees eligible for participation in the Plan consist of the Company's (including subsidiaries) employees, key consultants and professionals, and non-employee directors. Once the Plan has been approved by the Shareholders, the Board of Directors has the ability to allocate the Options among the various eligible employees at the Board's discretion except to the extent that the Company has previously entered into employment agreements with such employees providing for the issuance of the Options.

     The Plan provides for the grant of both incentive and non-statutory Stock Options. Incentive Stock Options ("Incentive Stock Options") granted under the Plan are intended to qualify as "Incentive Stock Options" within the meaning of
Section 422 of the Internal Revenue Code ("Code"). Non-statutory Stock Options ("Non-statutory Stock Options") granted under the Plan are not intended to qualify as Incentive Stock Options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and Non-statutory Stock Options. The Plan also authorizes the issuance of stock appreciation rights to eligible parties.

     The Board of Directors believes that its ability to grant Options under the Plan will advance the interests of the Company by strengthening its ability to attract and retain in its employ people of desired training, experience and ability, and to furnish additional incentives to its eligible employees upon whose judgment, initiative and efforts the Company is largely dependent for the successful conduct of its operations.

Administration

     The Plan is administered by the Board of Directors of the Company and by the Company's Stock Option Committee. The Board and the committee have the power to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the persons to whom and the dates on which Options will be granted, the number of shares to be subject to each Option, the time or times during the term of each Option within which all or a portion of such Option may be exercised, the exercise price, the type of consideration and other terms of the Option. The Board of Directors is authorized to delegate administration of the Plan to a committee composed of not fewer than two members of the Board.

Eligibility

     Employees, officers, directors, professionals and consultants are eligible to receive Stock Options under the Plan. No Incentive Stock Option may be granted under the Plan to any person who at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the Option exercise price is at least 110% of the fair market value of the Common Stock subject to the

Option on the date of grant, and the term of the Option does not exceed five years from the date of grant. For Incentive Stock Options granted under the Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such Options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Company and its subsidiaries) may not exceed $100,000.

Stock Subject to the Plan

     If Options granted under the Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such Options again becomes available for issuance under the Plan.

Terms of Options

     The following is a description of the permissible terms of Options under the Plan. Individual Option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of Incentive Stock Options under the Plan may not be less than the fair market value of the Common Stock subject to the Option on the date of the Option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory Options under the Plan may not be less than 85% of the fair market value of the Common Stock subject to the Option on the date of the Option grant.

     The exercise  price of Options  granted under the Plan must be paid either:
     (a) in cash at the time the Option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the Plan may become exercisable in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an Option may be exercised, provided that no Incentive Stock Option shall be exercisable within one year from the date of grant. To the extent provided by the terms of an Option, an Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the Common Stock otherwise issuable to the Optionee, by delivering already-owned stock of the Company or by a combination of these means.

     Term. The maximum term of Options under the Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Plan terminate three months after the Optionee ceases to be employed by or serve as a director or consultant to the Company or any affiliate of the Company, unless (a) the termination of such relationship is due to such person's permanent and total disability (as defined in the Code), in which case the Option may be exercised at any time within one year of such termination; (b) the Optionee dies while employed by or serving as a director or consultant to the Company or any affiliate of the Company, in which case the Option may be exercised (to the extent the Option was exercisable at the time of the Optionee's death) within one year of the Optionee's death by the person or persons to whom the rights to such Option pass by will or by the laws of descent and distribution; or (c) the Option by its terms specifically provides otherwise.

Adjustment Provisions

     If there is any change in the Common Stock subject to the Plan or subject to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure of otherwise), the Plan and Options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to any person during a calendar year, and the class, number of shares and price per share of Common Stock subject to such outstanding Options.

Duration, Amendment and Termination

     The Board may amend, suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Plan will terminate on February 18, 2007 if approved by the shareholders.

     The Board may also amend the Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) increase the number of shares reserved for Options under the plan; (b) materially modify the requirements as to eligibility for participation under the plan; or (c) materially increase the benefits accruing to participants under the plan. The Board may submit any other amendment to the Plan for stockholder approval.

Restrictions on Transfer

     Under the Plan, an Option may not be transferred by the Optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an Optionee, an Option may be exercised only by the Optionee.

Federal Income Tax Information

     Incentive Stock Options. Incentive Stock Options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "Incentive Stock Options" under the Code

     There generally are no federal income tax consequences to the Optionee or the Company by reason of the grant or exercise of an Incentive Stock Option. However, the exercise of an Incentive Stock Option may increase the Optionee's alternative minimum tax liability, if any.

     If an Optionee holds Common Stock acquired through exercise of an Incentive Stock Option for at least two years from the date on which the Option is granted and at least one year from the date on which the shares are transferred to the Optionee upon exercise of the Option, any gain or loss on a disposition of such Common Stock will be long-term capital gain or loss. Generally, if the Optionee disposes of the Common Stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition the Optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the Common Stock's fair market value on the date of exercise over the exercise price, or (b) the Optionee's actual gain, if any, on the purchase and sale. The Optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the Common Stock was held for more than one year. Long term capital gains currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to Optionees who acquire stock subject to certain repurchase Options or who are subject to Section 16(b) of Exchange Act.

     To the extent the Optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Non-statutory Stock Options. Non-statutory Stock Options granted under the Plan generally have the following federal income tax consequences.

     There are no tax consequences to the Optionee or the Company by reason of the grant of a Non-statutory Stock Option. Upon exercise of a Non-statutory Stock Option, the Optionee normally will recognize taxable ordinary income equal to the excess of the Common Stock's fair market value on the date of exercise over the Option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the Optionee. Upon disposition of the Common Stock, the Optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Common Stock plus any amount recognized as ordinary income upon exercise of the Option. Such gain or loss will be long or short-term depending on whether the Common Stock was held for more than one year. Slightly different rules apply to the Optionees who acquire Common Stock subject to certain repurchase Options or who are subject to
Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a table year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to Stock Options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. The Company does not currently anticipate that Section 162(m) will be applicable to its operations. However, in the event that the Company determines that 162(m) may become applicable with respect to compensation to be paid to an officer of the Company, the Company may choose to administer the Plan and make grants under the Plan in a manner which would exempt compensation related to an Option granted under the Plan exempt from the Section 162(m) limitation.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 4

                        RATIFICATION OF STOCK ISSUANCE TO
                            AFFILIATES OF THE COMPANY

     On January 24, 1997, the Company approved the issuance of an aggregate of 1,700,000 shares of Common Stock to Fai H. Chan (1,300,000 shares), Ronald M. Lau (100,000 shares), Robert H. Trapp (100,000 shares), and Y. K. Chan (200,000 shares). Except for Y. K. Chan, all of the above parties are directors of the Company. The consideration to be paid by each aforesaid party is $.60 per share, or an aggregate of $1,020,000. Prior to the issuance of such shares, the Company's directors owned approximately 36% of the outstanding shares of Common Stock. Subsequent to the issuance, the Company's directors own approximately 45% of the outstanding shares of Common Stock.

     On January 24, 1997, the high and low bid prices of the Company's Common Stock as reported by the NASDAQ OTC Electronic Bulletin Board were $1.09 and $1.16 respectively. In setting the $.60 per share purchase price, the Board considered, among other factors, the market price of the Company's Common Stock in January 1997 (the date that the transaction was approved by the Company's Board), the fact that the Common Stock issued in the transaction will be restricted shares as defined in the Securities Act of 1933, as amended (the "Act") and will not be available for public resale for a period of one year from issuance, the Company's book value, its future business potential, and the Company's present financial needs. However the $.60 per share price can not be deemed to result from an arms length negotiation as all Company directors are involved.

     Since the issuance of these shares of Common Stock will benefit the directors of the Company, and is considered to be a transaction with management, the Board has elected to submit this proposal for approval by the shareholders of the Company, even though Delaware law may not require such approval. The Company believes that shareholder approval of this proposal may prove a significant obstacle to subsequent challenges to this transaction. Moreover the good faith approval by the shareholders of this transaction will prohibit future challenges to the transaction solely on the grounds that (i) the transaction was one between the Company and another corporation in which the directors of the Company possess a financial interest in; (ii) interested directors participated in the Board meeting which approved the transaction; or (iii) the votes of interested directors were counted in approving the transaction.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 5

                      RATIFICATION OF SELECTION OF AUDITORS

     The firm of Deloitte Touche Tohmatsu International ("DTT") audited the consolidated balance sheets of the Company and its subsidiaries for the fiscal years ended December 31, 1996, 1995 and 1994 and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for each of the three fiscal years in the period ended December 31, 1996. The Board of Directors have appointed DTT as independent auditors of the Company for the fiscal year ending 1997, subject to ratification by the stockholders.

     During the prior three years ended December 31, 1996, the Company has had no disagreements with the accountants on matters of accounting principles or practices, financial statement disclosures or auditing scope or procedure which, if not resolved to their accountant's satisfaction, would have caused them to make reference to such matters in their reports.

     The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 5. Under Delaware law, there are no rights of appraisal or dissenter's rights which arise as a result of a vote to ratify the selection of auditor's.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 5 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             STOCKHOLDERS' PROPOSALS

     It is anticipated that the Company's 1997 Annual Meeting of Stockholders will be held in October, 1997. Stockholders who seek to present proposals at the Company's next Annual Meeting of Stockholders must submit their proposals to the Secretary of the Company on or before December 1, 1997.

                                     GENERAL

     Unless contrary instructions are indicated on the proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal No. 2 and for the election of all directors nominated.

     The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                              By Order of the Board of Directors,
                              Robert H. Trapp, Secretary

Dated: April 21, 1997

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        HENG FAI CHINA INDUSTRIES, INC.

                   -----------------------------------------
                   Adopted in accordance with the provisions
                   of Section 242 of the General Corporation
                          Law of the State of Delaware
                   -----------------------------------------

     We, Fai H. Chan and Robert H. Trapp, president and secretary, respectively, of Heng Fai China Industries, Inc. (the "Corporation"), a corporation existing under the laws of the State of Delaware do hereby certify as follows:

     FIRST:  That  the  Certificate  of  Incorporation,   as  amended,  of  said
corporation has been amended as follows:

          1. By striking out the whole of Article FOURTH as it now exists and inserting in lieu thereof a new Article FOURTH to read in its entirety as follows:

          FOURTH: This Corporation is authorized to issue two classes of shares of stock to be designated, respectively, common stock and preferred stock. The total number of shares of common stock which the Corporation is authorized to issue is 30,000,000, and the par value of each share of said common stock shall be $.01. The total number of shares of preferred stock which the Corporation is authorized to issue is 25,000,000, and the par value of each share of said preferred stock shall be $5.00. The preferred stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of preferred stock, and to establish from time to time the number of shares consisting any such series or any of them, and to increase or decrease the number of shares of any series subsequent to the issuance of shares of such series, but not below the number of shares of such series outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

          SECOND: That such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware ("G.L.C.") by obtaining the written consent of the holders of the majority of the stock of Environmental Alternatives Corp. entitled to vote at a meeting of stockholders pursuant to Section 228 of the G.L.C.

          IN WITNESS THEREOF, we, the undersigned, have executed and subscribed the certificate this ___ day of May 1997.

                                                 ______________________________
                                                 Fai H. Chan, President

ATTEST:

______________________________
Robert H. Trapp

                                   EXHIBIT B

                           EMPLOYEE STOCK OPTION PLAN

                         HENG FAI CHINA INDUSTRIES, INC.

                             1997 STOCK OPTION PLAN

1.   Purpose

     The purpose of the 1997 Stock Option Plan ("Plan") is to provide a method whereby selected key employees, selected key consultants, professionals and non employee directors of Heng Fai China Industries, Inc. (the "Corporation") and its subsidiaries may have the opportunity to invest in shares of the Corporation's Common Stock ("Common Stock" or "Shares"), thereby giving them a proprietary and vested interest in the growth and performance of the Corporation, and in general, generating an increased incentive to contribute to the Corporation's future success and prosperity, thus enhancing the value of the Corporation for the benefit of shareholders. Further, the Plan is designed to enhance the Corporation's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth, and profitability of the Corporation depends.

2.   Administration

     The Plan shall be administered by the Corporation's Board of Directors ("the Board") or if so designated by resolution of the Board by a Committee composed of not less than two individuals ("Committee"). From time to time the Board, or if so designated the Committee, may grant stock options ("Stock Options" or "Options") to such eligible parties and for such number of Shares as it in its sole discretion may determine. A grant in any year to an eligible Employee (as defined in Section 3 below) shall neither guarantee nor preclude a grant to such Employee in subsequent years. Subject to the provisions of the Plan, the Board, shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of the Option agreements described in Section 5(h) thereof to make all other determinations necessary or advisable for the administration of the Plan. The Board, or if so designated the Committee, may correct any defect, supply any omissions or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem desirable. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The validity, construction, and effect of Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3.   Eligibility

     The class of employees eligible to participate under the Plan shall include, employees of the Corporation, key consultants or professionals and non-employee directors of the Company and its subsidiaries (collectively and individually, "Employees"). Nothing in the Plan or in any agreement thereunder shall confer any right on an Employee or key vendor of goods and services to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation or its subsidiaries, as the case may be, to terminate his employment at any time.

4.   Shares Subject to the Plan

     Subject to adjustment as provided in Section 7, an aggregate of 2,000,000 shares of Common Stock shall be available for issuance under the Plan. The shares of Common Stock deliverable upon the exercise of Options may be made available from authorized but unissued Shares or Shares reacquired by the Corporation, including Shares purchased in the open market or in private transactions. If any Option granted under the Plan shall terminate for any reason without having been exercised or settled in Common Stock or in cash pursuant to related Common Stock appreciation rights, the Shares subject to, but not delivered under, such Option shall be available for other Options.

5.   Grant Term and Conditions of Options

     The Board or if so designated the Committee, may from time to time after consultation with management select employees to whom Stock Options shall be granted. The Options granted may be incentive Stock Options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, as amended (the "Code"), or non-statutory Stock Options ("Non-statutory Stock
Options"), whichever the Board, or if so designated the Committee, shall determine, subject to the following terms and conditions:

     (a) Price. The purchase price per share of Common Stock deliverable upon exercise of each Incentive Stock Option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date such Option is granted. Provided, however, that if an Incentive Stock Option is issued to an individual who owns, at the time of grant, more than ten percent (10%) of the total combined voting power of all classes of the Company's Common Stock, the exercise price of such Option shall be at least 110% of the Fair Market Value of the Common Stock on the date of grant and the term of the Option shall not exceed five years from the date of grant. The Option price of Shares subject to Non-statutory Stock Options shall be determined by the Board of Directors or Committee in its absolute discretion at the time of grant of such Option, provided that such price shall not be less than 85% of the Fair Market Value of the Common Stock at the time of grant. For purposes of this plan, Fair Market Value shall be: (i) the average of the closing Bid and Ask prices for the Common Stock on the date in question.

     (b) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in such form of consideration as the Board or Committee determines and may vary for each Option. Payment may consist of cash, check, notes, delivery of shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price, or any combination of such methods or other means of payment permitted under the Delaware General Corp. Law.

     (c) Term of Options. The term during which each Option may be exercised shall be determined by the Board, or if so designated the Committee, provided that an Incentive Stock Option shall not be exercisable in whole or in part more than 10 years from the date it is granted. All rights to purchase Common Stock pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Board or, if so designated the Committee.

     The Board, or if so designated the Committee, shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The Shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, except that the exercise of Incentive Stock Options shall be further restricted as set forth herein. The Board, or if so designated the Committee, may in its sole discretion, accelerate the time at which any Option may be exercised in whole or in part, provided that no Option shall be exercisable until one year after grant.

     (d) Limitations on Grants. The aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which the Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and its parent or any subsidiary of the Corporation) shall not exceed $100,000. The foregoing limitation shall be modified from time to time to reflect any changes in
     Section 422 of the Code and any regulations promulgated thereunder setting forth such limitations.

     (e) Termination of Employment.

          (i) If the employment of an Employee by the Company or a subsidiary corporation of the Company shall be terminated voluntarily by the Employee or for cause by the Company, then his Option shall expire forthwith. Except as provided in subparagraphs (ii) and (iii) of this Paragraph (e), if such employment shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (iv) of this Paragraph (e). For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

          (ii) If the holder of an Option under the Plan dies (a) while employed by, or while serving as a non-employee Director for, the Company or a subsidiary corporation of the Company, or (b) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director, or for cause, then such Option may, subject to the provisions of subparagraph (iv) of this Paragraph (e), be exercised by the estate of the employee or non-employee Director or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director at any time within one (1) year after such death.

          (iii) If the holder of Option under the Plan ceases employment because of permanent or total disability (within the meaning of Section 22 (e) (3) of the Code) while employed by the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subparagraph (iv) of this paragraph e, be exercised at any time within one year after his termination of employment due to disability.

          (iv) An Option may not be exercised pursuant to this Paragraph (e), except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option. For purpose of this Paragraph (e), the employment relationship of an employee of the Company or of a subsidiary corporation of the company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

     (f) Nontransferability of Options. No Option shall be transferable by a Holder otherwise than by will or the laws of descent and distribution, and during the lifetime of the Employee to whom an Option is granted it may be exercised only by the employee, his guardian or legal representative if permitted by Section 422 and related sections of the Code and any regulations promulgated thereunder.

     (g) Listing and Registration. Each Option shall be subject to the requirement that if at any time the Board, or if so designated the Committee, shall determine, in its discretion, the listing, registration or qualification of the Common Stock subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board, or if so designated the Committee.

     (h) Option Agreement. Each Employee to whom an Option is granted shall enter into an agreement with the Corporation which shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Board, or if so designated the Committee.

     (i) Withholding. Prior to the delivery of certificates for shares of Common Stock, the Corporation or a subsidiary shall have the right to require a payment from an Employee to cover any applicable withholding or other employment taxes due upon the exercise of an Option. An Optionee may make such payment either (i) in cash, (ii) by authorizing the Company to withhold a portion of the stock otherwise issuable to the Optionee, (iii) by delivering already-owned Common Stock, or (iv) by any combination of these means.

6.   Stock Appreciation Rights

     The Board or Committee may grant stock appreciation rights ("SARs") in connection with all or any part of an Option granted under the Plan, either concurrently with the grant of the Option or at any time thereafter, and may also grant SARs independently of Options.

     (a) SARs Granted in Connection with an Option. An SAR granted in connection with an Option entitles the Optionee to exercise the SAR by surrendering to the Company, unexercised, the underlying Option. The Optionee receives in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of surrender of the underlying Option (y) the exercise price of the Common Stock covered by the surrendered portion of the Option.

     When an SAR is exercised, the underlying Option, to the extent surrendered, ceases to be exercisable, and the number of Shares available for issuance under the Plan is reduced correspondingly.

     An SAR is exercisable only when and to the extent the underlying Option is exercisable and expires no later than the date on which the underlying Option expires. Notwithstanding the foregoing, neither an SAR nor a related Option may be exercised during the first six (6) months of its respective term: provided, however, that this limitation will not apply if the Optionee dies or is disabled within such six (6) month period.

     (b) Independent SARs. The Board or the Committee may grant SARs without related Options. Such an SAR will entitle the Optionee to receive from the company on exercise of the SAR an amount equal to the excess of (x) the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (y) the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date on which the SAR was granted.

     SARs shall be exercisable in whole or in part at such times as the Board or the Committee shall specify in the Optionee's SAR grant or agreement. Notwithstanding the foregoing, an SAR may not be exercised during the first six
(6) months of its term: provided, however, that this limitation will not apply if the Optionee dies or is disabled within such six (6) month period.

     (c) Payment on Exercise. The Company's obligations arising upon the exercise of an SAR may be paid in cash or Common Stock, or any combination of the same, as the Board or the Committee may determine. Shares issued on the exercise of an SAR are valued at their fair market value as of the date of exercise.

     (d) Limitation on Amount paid on SAR Exercise. The Board or the Committee may in its discretion impose a limit on the amount to be paid on exercise of an SAR. In the event such a limit is imposed on an SAR granted in connection with an Option, the limit will not restrict the exercisability of the underlying Option.

     (e) Persons Subject to 16(b). An Optionee subject to Section 16(b) of the Securities Exchange Act of 1934, may only exercise an SAR during the period beginning on the third and ending on the twelfth business day following the Company's public release of quarterly or annual summary statements of sales and earnings and in accordance with all other provisions of Section 16(b).

     (f) Non-Transferability of SARs. An SAR is non-transferable by the Optionee other than by will or the laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the Optionee, or, in the event of death, by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance.

     (g) Effect on Shares in Plan. When an SAR is exercised, the aggregate number of shares of Common Stock available for issuance under the Plan will be reduced by the number of underlying shares of Common Stock as to which the SAR is exercised.

7.   Adjustment of and Changes in Common Stock

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of Shares, merger, consolidation, distribution of assets, or any other changes in the corporate structure or Shares of the Corporation, the Board, or if so designated the Committee, shall make such adjustments as it deems appropriate in the number and kind of Shares and SARs authorized by the Plan, in the number and kind of Shares covered by the Options granted and in the exercise price of outstanding Options and SARs.

8.   Mergers, Sales and Change of Control

     In the case of (i) any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in its outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the business or assets of the Corporation or (ii) a Change in Control (as defined below) of the Corporation, each Option or SAR then outstanding for one year or more shall (unless the Board, or if so designated the Committee, determines otherwise), receive upon exercise of such Option or SAR an amount equal to the excess of the Fair Market Value on the date of such exercise of (a) the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock, in the cases covered by clause (i) above, or (b) the final tender offer price in the case of a tender offer resulting in a Change in Control or (c) the value of the Common Stock covered by the Option or SAR as determined by the Board, or if so designated the Committee, in the case of a Change in Control by reason of any other event, over the exercise price of such Option, multiplied by the number of shares of Common Stock with respect to which such Option or SAR shall have been exercised provided that in each event the amount payable in the case of an Incentive Stock Option shall be limited to the maximum permissible amount necessary to preserve the Incentive Stock Option status. Such amount may be payable fully in cash, fully in one or more of the kind or kinds or property payable in such merger, consolidation or combination, or partly in cash and partly in one or more such kind or kinds of property, all in the discretion of the Board or if so designated the Committee.

     Any determination by the Board, or if so designated the Committee, made pursuant to this Section 8 may be made as to all outstanding Options and SARs or only as to certain Options and SARs specified by the Board, or if so designated the Committee and any such determination shall be made (a) in cases covered by clause (i) above, prior to the occurrence of such event, (b) in the event of a tender or exchange offer, prior to the purchase of any Common Stock pursuant thereto by the offeror and (c) in the case of a Change in Control by reason of any other event, just prior to or as soon as practicable after such Change in Control.

     A "Change in Control" shall be deemed to have occurred if (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially 25% or more of the Common Stock outstanding, or (b) if following (i) a tender or exchange offer for voting securities of the Corporation, or (ii) a proxy contest for the election of directors of the Corporation, the persons who were directors of the Corporation immediately before the initiation of such event cease to constitute a majority of the Board of Directors of the Corporation upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

9.   No Rights of Shareholders

     Neither an Employee nor the Employee's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any Shares purchasable upon the exercise of any Option, in whole or in part, unless and until certificates for such Shares shall have been issued.

10.  Plan Amendments

     The plan may be amended by the Board, as it shall deem advisable or to conform, to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders:
(i) increase the aggregate number of Shares available for Options except as permitted by Section 7; (ii) Materially increase the benefits accruing to participants under this Plan; (iii) extend the maximum period during which an Option may be exercised; or (iv) change the Plan's eligibility requirements. Any discrepancy between the Board and any committee regarding this Plan shall be decided in any manner directed by the Board.

11.  Term of Plan

     The Plan shall become effective upon its approval by the Corporation shareholders. No Options or SARs shall be granted under the Plan after the date which is ten years after the date on which the Plan was approved by the Corporation shareholders.

                         HENG FAI CHINA INDUSTRIES, INC.
             Annual Meeting of Stockholders -- Friday, May 23, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Fai H. Chan and Robert H. Trapp and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the Dumont Plaza Hotel, 150 East 34th Street, New York, New York 10016, on Friday, May 23, 1997 at 10:30 a.m. local time and at any adjournment thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicted on the reverse side hereof.

     The shares represented by the proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR Proposal Nos. 2, 3, 4, 5 and for the election of Fai H. Chan, Robert H. Trapp and Ronald M. T. Lau as directors.

Please mark boxes in blue or black ink.

1.   Proposal No. 1 - Election of Directors.

     Nominees: Fai H. Chan, Robert H. Trapp and Ronald M. T. Lau.

                         AUTHORITY
           FOR           withheld
           all           as to all
         nominees        nominees

           [ ]             [ ]

     For, except authority withheld as to the following nominee(s):

     ________________________________________________________________

2. Proposal No. 2 for approval to amend the Company's Certificate of Incorporation.

           FOR             AGAINST           ABSTAIN
           [ ]               [ ]               [ ]

3. Proposal No. 3 for the ratification and approval of the Company's 1997 Stock Option Plan.

           FOR             AGAINST           ABSTAIN
           [ ]               [ ]               [ ]

4. Proposal No. 4 for the ratification of the issuance of Common Stock to Company affiliates.

           FOR             AGAINST           ABSTAIN
           [ ]               [ ]               [ ]

5.   Proposal  No.  5  for  the   ratification  of  the  Company's   independent
     accountants, Deloitte Touche Tohmatsu International.

           FOR             AGAINST           ABSTAIN
           [ ]               [ ]               [ ]

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Please date, sign as name appears at left, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.

Dated: _____________

                                      _____________________________________
                                      (Signature)

                                      _____________________________________
                                      (Print Name)

SIGN,  DATE  AND  RETURN  PROXY  CARD  PROMPTLY  USING  THE  ENCLOSED   ENVELOPE